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                                                         Exhibit 99.B(k)(iii)(2)

                                                                  Execution Copy

                                 AMENDMENT NO. 2

                                       to

                     REVOLVING CREDIT AND SECURITY AGREEMENT

          THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT (the "AMENDMENT") is made as of July 13, 2004 by and among ING PRIME RATE TRUST (the "BORROWER"), CRC FUNDING, LLC, as Conduit Lender (the "LENDER"), CITIBANK,
N.A., as Secondary Lender (the "SECONDARY LENDER"), and CITICORP NORTH AMERICA, INC., in its capacity as contractual representative (the "AGENT") under that certain Revolving Credit and Security Agreement dated as of July 16, 2003 by and among the Borrower, the Lender, the Secondary Lender and the Agent (as amended on February 2, 2004, and as the same may be further amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrower, the Lender, the Secondary Lender and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower, the Lender, the Secondary Lender and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit
 Agreement:

          1. AMENDMENT TO THE CREDIT AGREEMENT. Effective as of July 13, 2004 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended as follows:

     1.1. The definition of "SECONDARY LENDER STATED EXPIRATION DATE" now appearing in SECTION 1.01 of the Credit Agreement is amended to delete the date "July 13, 2004" and to substitute therefor the date "July 11, 2005".

          2. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received (i) a letter substantially in the form of SCHEDULE I attached hereto from the Advisor and the Administrator reaffirming their respective Letter Agreement and acknowledged and agreed to by the Agent and (ii) duly executed originals of this Amendment from each of the Borrower, the Lender, the Secondary Lender and the Agent.

          3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

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     3.1. The Borrower hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

     3.2. Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties are true and correct in all material respects as of the effective date of this Amendment, except for changes in the Schedules to the Credit Agreement reflecting events, conditions or transactions permitted by or not in violation of the Credit Agreement (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such date) and (ii) certifies that no Default or Event of Default has occurred and is continuing.

          4.   REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

     4.1. Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Program Document shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2. Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     4.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Lender or the Secondary Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

          6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts,

                                        2
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when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

                                        3
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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        ING PRIME RATE TRUST, as Borrower


                                        By: /s/ Daniel A. Norman
                                            ------------------------
                                            Name:  Daniel A. Norman
                                            Title: Senior Vice President


                                        CRC FUNDING, LLC, as the Lender


                                        By:
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


                                        CITIBANK, N.A., as Secondary Lender


                                        By:
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


                                        CITICORP NORTH AMERICA, INC., as
                                        Agent


                                        By:
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        ING PRIME RATE TRUST, as Borrower


                                        By:
                                            ------------------------
                                            Name:  Daniel A. Norman
                                            Title: Senior Vice President


                                        CRC FUNDING, LLC, as the Lender


                                        By: /s/ Susan M. Olsen
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


                                        CITIBANK, N.A., as Secondary Lender


                                        By: /s/ Susan M. Olsen
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


                                        CITICORP NORTH AMERICA, INC., as
                                        Agent


                                        By: /s/ Susan M. Olsen
                                            ------------------------
                                            Name:  Susan M. Olsen
                                            Title: Vice President


SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT

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                                   SCHEDULE I

                          FORM OF REAFFIRMATION LETTER

          Reference is hereby made to that certain Amendment No. 2 to Revolving Credit and Security Agreement (the "AMENDMENT") made as of July 13, 2004 by and among ING Prime Rate Trust (the "BORROWER"), CRC Funding, LLC, as Conduit Lender (the "LENDER"), Citibank, N.A., as Secondary Lender (the "SECONDARY LENDER"), and Citicorp North America, Inc., in its capacity as contractual representative (the "AGENT") under that certain Revolving Credit and Security Agreement, dated as of July 16, 2003, by and among the Borrower, the Lender, the Secondary Lender and the Agent (as amended on February 2, 2004, and as the same may be further amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

          Each of the Advisor and the Administrator hereby acknowledges that all references to the Credit Agreement in the Letter Agreement to which it is a party shall mean and be references to such Credit Agreement as amended by the Amendment. Each of the Advisor and the Administrator hereby reaffirms all of its obligations under the Letter Agreement to which it is a party, which Letter Agreement remains in full force and effect before and after giving effect to the amendment described in the Amendment and the amendment described herein as so amended hereby, if applicable, and such Letter Agreement is hereby ratified and confirmed.


                                        ING INVESTMENTS, LLC, as Advisor


                                        By: /s/ Robert S. Naka
                                            ------------------------
                                            Name:  Robert S. Naka
                                            Title: SVP


                                        ING FUNDS SERVICES, LLC, as the
                                        Administrator


                                        By: /s/ Robert S. Naka
                                            ------------------------
                                            Name:  Robert S. Naka
                                            Title: SVP


SIGNATURE PAGE TO REAFFIRMATION OF LETTER AGREEMENTS

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Acknowledged and agreed to this 13th day of July, 2004 by,


CITICORP NORTH AMERICA, INC., as Agent


By: /s/ Susan M. Olsen
    ------------------------------
       Name:  SUSAN M. OLSEN
       Title: Vice President
              Securitization
              [ILLEGIBLE]


SIGNATURE PAGE TO AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT

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                             SECRETARY'S CERTIFICATE
                                       AND
                            CERTIFICATE OF INCUMBENCY

     The undersigned hereby certifies that he is the duly elected and acting Secretary of ING Investments, LLC, an Arizona limited liability company ("ING"), and does further certify that:

     1. The attached EXHIBIT A and EXHIBIT B are, respectively, the Certificate of Formation and the Operating Agreement of ING, and there have been on changes to such documents since the dates of the copies attached hereto;

     2. The persons whose names and signatures appear below are duly elected and serving officers of ING in the positions which appear under their names, and the signatures below are the signatures of such persons;

     3. The persons whose names and signatures appear below are duly authorized and have the authority to execute the Program Documents on behalf of ING.


     Michael J. Roland             /s/ Michael J. Roland
     Executive Vice President      ------------------------------------------


     Robert S. Naka                /s/ Robert S. Naka
     Senior Vice President         ------------------------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate and Certificate of Incumbency this 28th day of May, 2004.


                                   /s/ Huey P. Falgout, Jr.
                                   ------------------------------------------
                                   Huey P. Falgout, Jr.
                                   Secretary

The undersigned, the duly elected and acting Senior Vice President and Assistant Secretary of ING Investments, LLC, hereby certifies that Huey P. Falgout, Jr. is the duly elected and acting Secretary of ING Investments, LLC and that the above signature is his signature.

                                   /s/ Kimberly A. Anderson
                                   ------------------------------------------
                                   Kimberly A. Anderson
                                   Senior Vice President and Assistant Secretary